ASHFORD INC. (NYSE American: AINC) Investor and Analyst Day October 3, 2017 New York

Forward Looking Statements and Non-GAAP Measures Page 2 Investor and Analyst Day – October 2017 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Management Team Attending Page 3 Investor and Analyst Day – October 2017  17 years of hospitality experience  14 years with Ashford  3 years with ClubCorp  CFA charterholder  Southern Methodist University BBA DERIC S. EUBANKS, CFA Chief Financial Officer  25 years of hospitality experience  14 years with Ashford (11 years with Ashford predecessor)  University of North Texas BS, University of Houston JD DAVID A. BROOKS Chief Operating Officer, General Counsel  12 years of hospitality experience  7 years with Ashford (5 years with Ashford predecessor)  5 years with Stephens Investment Bank  Oklahoma State University BS JEREMY J. WELTER EVP of Asset Management  12 years of hospitality experience  12 years with Ashford  3 years of M&A experience at Dresser Inc. & Merrill Lynch  Princeton University AB J. ROBISON HAYS Chief Strategy Officer  28 years of hospitality experience  28 years with Ashford and predecessor  Cornell School of Hotel Administration, BS  Cornell S.C. Johnson School, MBA MONTY J. BENNETT Chief Executive Officer

Ashford App and Social Media Page 4 Investor and Analyst Day – October 2017 Follow Ashford Inc. Chairman and Chief Executive Officer, Monty J. Bennett, on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford The Ashford App is available for free download at Apple's App Store and Google Play Store by searching "Ashford”

Q&A Page 5 Investor and Analyst Day – October 2017 email questions to: questions@ashfordinc.com

Five Guiding Principles Page 6 Investor and Analyst Day – October 2017 ENGAGING ETHICAL INNOVATIVE PROFITABLE TENACIOUS

Vision & Strategy Execution Monty J. Bennett – CEO J. Robison Hays – Chief Strategy Officer

Monty Bennett – CEO  28 years of hospitality experience  28 years with Ashford and predecessor  Cornell School of Hotel Administration, BS  Cornell S.C. Johnson School, MBA David Brooks – COO and General Counsel  32 years of hospitality & legal experience  25 years with Ashford and predecessor  University of North Texas, BS  University of Houston, JD Mark Nunneley, CPA – CAO  32 years of hospitality experience  32 years with Ashford and predecessor  Pepperdine University, BS  University of Houston, MS Deric Eubanks, CFA – CFO  17 years of hospitality experience  14 years with Ashford  3 years with ClubCorp  Southern Methodist University, BBA Rob Hays – CSO  12 years of hospitality experience  12 years with Ashford  3 years M&A at Dresser Inc. & Merrill Lynch  Princeton University, AB Jeremy Welter – EVP of Asset Management  12 years of hospitality experience  12 years with Ashford  5 years with Stephens Investment Bank  Oklahoma State University, BS Hotel industry experts Seasoned veterans with excellent long-term returns Decades working together Experience throughout market cycles Executive Leadership Page 8 Douglas Kessler – President  33 years of real estate & hospitality experience  15 years with Ashford and predecessor  10 years with Goldman Sachs Whitehall Funds  Stanford University, BA & MBA Data as of 6/30/2017 Investor and Analyst Day – October 2017

Company Overview Focus on Hotels  The only publicly-traded asset manager focused solely on hospitality  Decades of experience as a hotel owner, operator and investor  $6.3 billion hotel AUM managed via two public lodging REITs  $66.4 million of advisory fees in the trailing 12-month period Ritz-Carlton – St. Thomas, V.I. Proven Performance  Best-in-class hotel operational track record  Long history of accessing capital to fuel accretive growth  Outperformed peers in total shareholder returns  Strong alignment of interest with high insider ownership Sofitel – Chicago, IL  Expand existing platforms accretively & accelerate performance for incentive fees  Start new investment platforms for additional base and incentive fees  Invest in or incubate strategic businesses that can achieve accelerated growth through Ashford, especially by leveraging our deep knowledge and extensive industry relationships Multiple Paths to Growth Bardessono – Napa Valley, CA Page 9 Investor and Analyst Day – October 2017 Data as of 6/30/2017 Bardessono – Napa Valley, CA

Corporate Structure Page 10 Ashford Inc. (NYSE American: AINC)  Publicly-traded hotel REIT (NYSE: AHP)  $1.8 billion gross assets  Luxury hotels and resorts  Publicly-traded hotel REIT (NYSE: AHT)  $5.7 billion gross assets  Full-service and upper upscale hotels Provide asset management & advisory services to REITs Pay base advisory, incentive, and other fees Make direct investments Accelerate returns & earnings growth Data as of 6/30/2017 Investor and Analyst Day – October 2017

June 30, 2017 ASSETS ($ in thousands) Cash and cash equivalents 36,972$ Other assets 42,493 Total assets 79,465$ LIABILITIES AND EQUITY Corporate level debt -$ Other liabilities (3) 46,769 Total liabilities 46,769 Total equity 32,696 Total liabilities and equity 79,465$ Financial Snapshot Balance Sheet Data(1) Strong balance sheet Well positioned for growth Earnings momentum Available cash Stock Data(1)  Ticker: AINC (NYSE American)  Last Price: $57.80  52-Week High: $65.70  52-Week Low: $38.11  Market Cap: $131M YTD 2016 YTD 2017 $9,281 YTD 2016 $2.74 YTD 2017 $3.64 $6,221 Wall Street Analyst Coverage: Bryan Maher (FBR) Earnings Data(1)  Adjusted Net Income per Share  Adjusted EBITDA ($ in thousands) +34.0% YTD TSR(1) +5.4% YTD TSR(1),(2) (1) Stock data as of 9/27/2017 (fully diluted), all other data as of 6/30/2017 (2) Average of AINC Peers: AAMC, ARES, FSAM, KW, LADR, OZM, PZN, RMR (3) Includes $436K of subsidiary debt and $1.8M of redeemable non-controlling interest Page 11 Investor and Analyst Day – October 2017

Expansive Footprint Diverse Markets & Segments  Headquarters in Dallas, TX with over 100 corporate employees  One of the largest North American hotel portfolios with close to 30,000 rooms and 130+ hotels  Geographic diversity in 32 states, Washington D.C., and U.S. Virgin Islands Large, public company presence Institutional quality investment platform Robust operational infrastructure Broad geographic asset diversity Park Hyatt – Beaver Creek, CO Marriott – Beverly Hills, CA The Churchill – Washington D.C. Data as of 6/30/2017 Page 12 Ashford Properties Investor and Analyst Day – October 2017

Strategic Rationale

Expand asset base → *Extend additional services to REITs* → *Create growth with "accelerator" investments* → *Maximize platform value*

Strategic Fee-Based Businesses & Services

2. Value-add services beyond asset management

- **Investment Management** – Cash management, hedging & trading/execution services
- **Other Services** – Debt brokerage, insurance claim processing & other fee-based services

3. "Accelerator" investments

- **OpenKey** – Keyless entry mobile app
- **Pure Rooms** – Hypoallergenic hotel rooms
- **J&S Audio Visual**[1] – A/V, show & event services

MULTIPLE GROWING FEE STREAMS

Asset Management Services (Core Platform)

1. Base and incentive fees from REIT platforms

- **AHT** – $5.7 billion gross assets[2]
- **AHP** – $1.8 billion gross assets[2]
- **AINC Key Money** – Helps REITs accretively fuel asset growth
- **Potential for Future Investment Platforms**

ACCRETIVE ASSET GROWTH DRIVES FEES

70 bps base advisory fee on total market cap

High operating leverage + attractive margins

(1) Anticipated to close in 2017
(2) Data as of 6/30/2017

ASHFORD Investor and Analyst Day – October 2017

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Asset Growth & Safety Historical track record of growth Consistent, responsible asset growth Disciplined, long-term growth plan Proactive risk management Opportunistically Expand Asset Base  +26.3% CAGR since 2003 AHT IPO(1)  Spun-out luxury segment in 2013 to spur growth  Potential for select-service hotel / other platforms  Focused on creating long-term shareholder value for all platforms Active risk management mitigated loss of AUM during financial crisis Systematically Preserve Asset Base  Actively manage downside risk  Interest rate derivatives produced $234M of income between 2008-2013  As of 6/30/2017, managed REITs hold $534M of cash and cash equivalents AINC Managed Assets(2) (LHS-$ millions) (1) Data as of 6/30/2017 and based on quarterly balance sheet assets (2) Data as of 6/30/2017 and based on quarterly and year end data Page 14 SPX declined -38.5% during financial crisis(2) (RHS-Normalized) Investor and Analyst Day – October 2017

Growth Fueled by Broad Access to Capital Long track record of accessing capital Access to capital leads to growth Broad sourcing of equity & debt capital Capital markets expertise  $553M preferred stock at AHT Preferred Equity(1) Ashford employs the use of preferred equity as a key component of its REITs’ capital structures (Latest offering priced Q3 2017)  $124M preferred stock at AHP (Latest offering priced Q1 2017) COMMON EQUITY PREFERRED EQUITY DEBT CAPITAL INSTITUTIONAL CAPITAL ACCESS TO CAPITAL Page 15  $715 million AHT  $1.2B combined market cap  $131 million AINC(2) Common Equity(1) Ashford has effectively utilized the public equity markets since its IPO of Ashford Trust in 2003  $384 million AHP (1) Data as of 6/30/2017 (2) Data as of 9/27/2017 (fully diluted)  Currently $5B of non-recourse, property level real estate debt at managed REITs  Sourced recent acquisition loan for announced J&S transaction Ashford believes that optimal financial leverage greatly benefits shareholders Debt Financing(1)  Closed more than $9 billion of debt financings since 2003 Institutional Capital Ashford & its principals have deep experience partnering with large, well- known institutions and family offices  Prudential Real Estate  Gordon Getty Trust  Soros Fund Management  Blackstone  Olympus Partners  Goldman Sachs Investor and Analyst Day – October 2017

Accelerated Growth via Key Money Invest capital to accelerate REIT growth Mutually beneficial growth REITs acquire assets at an attractive discount Incremental AUM drives fee revenue REIT Benefits Effective purchase price decreases with key money  Further alignment of interest with manager benefits shareholders  Reduced equity investment enhances returns  Key money facilitates acquisitions that may otherwise be uneconomic AINC Benefits Incremental acquisitions deliver high-margin fee growth  Accretive acquisitions should generate incentive fees  Increased AUM drives base advisory fees  Incremental fees for other services and businesses further augment growth  Small amounts of capital can drive AUM growth PROPERTY LEVEL DEBT REIT EQUITY PROPERTY LEVEL DEBT REIT EQUITY KEY MONEY Key Money reduces REIT effective purchase price Key Money generates base and incentive fees for AINC Page 16 Traditional Acquisition Key Money Acquisition Investor and Analyst Day – October 2017

Attractive Value in Advisory Agreements

Valuable, long-term contracts → *Stable, robust revenue stream* → *Intrinsic value helps protect downside* → ***Discount to peers may support stock***

Advisory Agreements

Long-term advisory agreements lock in stable, recurring revenue stream from managed REIT platforms

- 70 bps base advisory fees on total market capitalization
- Base fees cannot decrease more than 10% YoY
- Additional incentive fees based on total shareholder return outperformance
- 10-year term with 5-year (AHT) and 10-year (AHP) renewals
- Cannot be terminated without substantial payment to AINC

Like AINC, FSAM and AAMC both have current market capitalizations below $250M

AINC Q2 2017 Base Advisory Fees[1] (annualized)



Resulting market cap if valued more similarly to peers (market cap / management fees)
+82%
+280%
2.4x(2)
4.3x(2)
9.0x(2)
AINC Mkt Cap
FSAM Multiple
AAMC Multiple

(1) Data as of 6/30/2017
(2) Company Q2 2017 financials: AINC "Base advisory fee," FSAM "Management fees," AAMC "Management fees from RESI"

ASHFORD Investor and Analyst Day – October 2017

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Operational Excellence Hotel operating expertise Deliver EBITDA and RevPAR outperformance Benefits from affiliated property manager Best-in-class asset management Value Creation Through Active Management  AINC and REITs alignment drives performance (1) Based on reported comparable financial results for AHT & AHP. EBITDA and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. (2) REIT Peers: APLE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, PK, RHP, RLJ, SHO, XHR Page 18  Affiliated property management delivers results  Accretive EBITDA margins and flow-throughs  Strong RevPAR gains relative to peers Investor and Analyst Day – October 2017 Operating Performance 3-Year Averages (2015, 2016, and YTD 2017 as of 6/30)(1),(2) Hotel EBITDA Flow-Through Hotel EBITDA Margin Growth (bps) Hotel EBITDA % Change YoY Hotel RevPAR Growth YoY

Proven Shareholder Returns Page 19 Significant TSR outperformance over multiple time periods Since 2003 IPO Attractive long-term returns Exceptional performance through multiple cycles Significantly outperform peers Strong alignment of insiders & shareholders Total Shareholder Returns(1),(2),(3) Ashford has consistently and significantly outperformed its peers over the long-term 10-Year 5-Year YTD (1) Bloomberg data as of 9/27/2017 (2) AHT Peers: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO (3) AINC Peers: AAMC, ARES, FSAM, KW, LADR, OZM, PZN, RMR Investor and Analyst Day – October 2017

Strong Alignment of Interests Focused strategy of alignment Focused on producing shareholder returns High insider ownership Alignment with managed platforms Highest Insider Ownership(1),(2) Ashford insiders’ and managed REITs’ high ownership percentage of AINC demonstrates a commitment to fully align themselves with shareholders, which in the past has been key to the firm’s strong performance  One of the most highly aligned management teams in the peer group  AINC’s insider and managed REITs’ ownership is more than 3x the peer average (1) Bloomberg data as of 9/27/2017 (2) Includes direct interests, indirect interests, and related party interests Page 20 Investor and Analyst Day – October 2017 PEER AVERAGE 17.7% High insider ownership is one of the keys to Ashford’s strong long-term performance AHT Ownership 29.6% AHP Ownership 9.6%

Conclusion Focus on Hotels  The only publicly-traded asset manager focused solely on hospitality  Decades of experience as a hotel owner, operator and investor  $6.3 billion hotel AUM managed via two public lodging REITs  $66.4 million of advisory fees in the trailing 12-month period Ritz-Carlton – St. Thomas, V.I. Proven Performance  Best-in-class hotel operational track record  Long history of accessing capital to fuel accretive growth  Outperformed peers in total shareholder returns  Strong alignment of interest with high insider ownership Sofitel – Chicago, IL  Expand existing platforms accretively & accelerate performance for incentive fees  Start new investment platforms for additional base and incentive fees  Invest in or incubate strategic businesses that can achieve accelerated growth through Ashford, especially by leveraging our deep knowledge and extensive industry relationships Multiple Paths to Growth Bardessono – Napa Valley, CA Page 21 Investor and Analyst Day – October 2017 Data as of 6/30/2017 Bardessono – Napa Valley, CA

Strategic Investments Jeremy J. Welter – EVP of Asset Management

Strategic Investments Overview Page 23 Investor and Analyst Day – October 2017 Actively deploying capital for investment Executing on stated business strategy Deep pipeline of opportunities Ability to accelerate growth Invested and Acquired Companies (*announced) Incubated Companies Lismore Capital ACCELERATOR: Invest in or incubate strategic businesses that can achieve accelerated growth through doing business with our existing platforms and by leveraging our industry knowledge ASHFORD REITS: The “accelerator” companies in turn provide the Ashford managed REITs with better service, more control, and higher profitability than the comparable market companies  Better Service  More Control  Higher Profitability * Benefit to REITs

Accelerator Program Overview Page 24 Investor and Analyst Day – October 2017 High-growth investments Continued growing fee streams to AINC Quality assets and businesses Ability to accelerate investment returns 1. Buy Great Companies  Identify great businesses with exceptional future potential 2. Accelerate Their Growth 3. Generate Exceptional Returns Target Company Target Company Target Company  Leverage Ashford resources to significantly scale business  Integrate into the existing Ashford portfolio Experienced team can source a variety of high-growth opportunities Integration with the Ashford portfolio immediately boosts company’s sales Grow and scale acquired companies into impactful industry players  Focused on products, services, and technology that cater to the lodging industry  Best-in-class companies led by best-in-class management ACCELERATE SCALE INVEST  Expected to deliver material increase to top & bottom lines  Improve operational efficiency  Utilize management’s deep industry and capital markets knowledge and relationships  Achieve further economies of scale and market penetration  Provide institutional infrastructure

OpenKey – Business Overview Page 25 Investor and Analyst Day – October 2017 Incubation of a hotel mobile tech company Potential for extraordinary future growth Disruptive business model “First-mover” advantage Consumer-Friendly Mobile App  Allows guests to go directly to their hotel room by skipping the front desk check-in  Notifies hotel management of guests’ arrival when room door is unlocked  Provides guests with hotel room keys prior to arrival Unprecedented Industry Growth  Currently serving hotels in eight countries on four continents  OpenKey is the global market leader in universal mobile keyless entry in hotels  Expected to have 35,000 hotel rooms under contract over the next 12-18 months Accretive earnings flow to AINC  Over 300% YoY growth in hotel subscriber base(1) (1) As of June 30, 2017

OpenKey –Acceleration and Value Creation Page 26 AINC Company Presentation – October 2017 Consumers are going mobile Institutional partner for accelerating growth Deep understanding of changing trends Technological expertise to capitalize > Enhanced User Experience Consumer-Focused App Compelling Value to Hotel Owners Accelerating Growth and Value Creation  Mobile searches now outnumber desktop &  Solves “pain point” for consumer travel  Allows guests to “skip the desk”  Easy to use &  Improved customer loyalty  Can change consumers’ booking behavior  Captures valuable customer data  Guests will demand it  Provides operational savings  Mobile keys will become a standard amenity  A single, dominant player will emerge

OpenKey – Powerful Potential Page 27 Investor and Analyst Day – October 2017 Looking towards the future Exponential trajectory for tech-focused platforms Technology continues to drive change OpenKey is at the forefront Disruptive Technology Drives Exceptional Growth Technology companies that have been able to solve a consumer travel “pain point” have generated exceptional returns over time Total Shareholder Returns (2006-2017)1 1 Bloomberg data from 6/30/2006 through 6/30/2017 2 Intermediaries/OTAs: EXPE, PCLN 3 Hotel brands/owners: HLT, HOT, MAR, WYN, Bloomberg REIT Hotels Index

PURE – Business Overview Page 28 Investor and Analyst Day – October 2017 PURE Room Solutions  Patented process eliminates 98-100% of viruses, bacteria, and other irritants  Serving 2,400+ rooms in 150+ hotels  Leading provider of hypo-allergenic rooms to the hospitality industry Increasing Market Demand1  Third most common chronic disease in children under 18 years old  Allergic diseases, including asthma, are the 5th leading chronic disease  1 in 4 people suffer from respiratory allergies and/or asthma Responding to market demand Immediate impact to AINC Higher premiums for allergy-friendly rooms Proven technology and business strategy Disinfect Air Handling Unit PURE CleanTM PURE Air Purifier High Ozone Shock Treatment KEY COMPONENTS Accretive earnings flow to AINC  Footprint in the United States and Canada  More Americans than ever before have allergies 1 Asthma and Allergy Foundation of America and Allergy & Asthma Network

PURE – Acceleration and Value Creation

Attractive IRR for hotel owners → *Enhanced product offering & marketing* → *Significant roll-out to Ashford properties* → *Potential to become an industry standard*

Compelling Value to Hotel Owners


DIFFERENTIATE YOUR HOTEL
CREATE AN AMAZING GUEST EXPERIENCE

- Average PURE room **generates ~40 to 50%+ IRR**
- ~$20 to $30+ ADR premium for PURE rooms

Improve Branding and Operational Performance


On this floor, it's never allergy season.
PURE ALLERGY FRIENDLY ROOMS

- Boost **hotel marketing** and awareness
- Automate reporting and set reporting standards
- Enhance website optimization and merchandising

Building a Healthier Future

- 40%+ of bookings are people with respiratory needs
- Seek partnerships with brands to bring a needed amenity to hotel guests
- Affiliated with various asthma-related non-profits

Accelerating Growth and Value Creation

- Integrate PURE rooms into Ashford's existing hotel portfolio
- Deploy **comprehensive sales** program
- Leverage industry relationships

Currently 2,400 PURE rooms → Two Ashford REIT platforms → Growth opportunity to AINC

ASHFORD Investor and Analyst Day – October 2017

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J&S Audio Visual Overview – Business Overview Page 30 Investor and Analyst Day – October 2017 Highly regarded enterprise Mutually beneficial growth strategy Led by established leadership Diversified book of existing business Leading Provider of Audio Visual Services  Contracts in place with 50+ hotel and convention centers  Operates throughout the U.S., Mexico, and the Dominican Republic J&S is one of the largest independent providers of audio visual and events services, including: ● Hospitality Services ● Show and Event Services ● Creative Services ● Design and Integration Synergistic Relationship  Expected to increase net income and Adjusted EBITDA by $2.5 million and $5.2 million, respectively  Ashford to acquire an 85% controlling interest in J&S Audio Visual  Anticipated closing prior to the end of 2017  2,500 annual events, 650 clients, and 500 venue locations  Historically no overlap between J&S and Ashford hotels  Immediately roll expiring Ashford contracts to J&S

J&S Audio Visual Overview – Transaction Overview Page 31 Investor and Analyst Day – October 2017 Highly attractive purchase price Highly accretive and profitable growth Transformational acquisition Material & immediate impact to AINC EPS J&S Audio Visual – Post Acquisition & Integration  Ashford controls distribution to its hotels across two REIT platforms  Adjusted EBITDA: >$10 million (projected) J&S Audio Visual – Pre Acquisition  Adjusted EBITDA: ~$5 million  Service contracts in place with 51 hotels and 7 convention centers  Revenue: >$50 million  Revenue: >$70 million (projected) At ~$31 million enterprise value, AINC will have purchased J&S for less than 3x stabilized, post- acquisition, fully-integrated Adjusted EBITDA Selected Corporate & Association Clients

Q&A

ASHFORD INC. (NYSE American: AINC) Investor and Analyst Day October 3, 2017 New York